SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): FEBRUARY 28, 2003


                                NOVEON, INC.
                          -----------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                 File No. 333-61812             13-4143915
--------------------------    --------------------------   --------------------
 (State of incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)


                           9911 Brecksville Road
                           Cleveland, Ohio 44141
             -------------------------------------------------
                  (Address of Principal Executive Offices)
                                 (Zip Code)


                               (216) 447-5000
      ----------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      ----------------------------------------------------------------
           (Former name or address, if changed from last report)

ITEM 5.   OTHER EVENTS.

          On February 28, 2003, Noveon, Inc. issued a press release relating to its financial results for the fourth quarter and full year of 2002, a copy of which is attached as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.


               Exhibit 99.1 Press release of Noveon, Inc. issued February 28, 2003.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NOVEON, INC.



Dated:  February 28, 2003            By:  /s/ Sean M. Stack
                                          -----------------
                                          Sean M. Stack
                                          Vice President and Treasurer